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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 8, 2002




                           CHAMPION ENTERPRISES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         Michigan                     1-9751                 38-2743168
----------------------------   ------------------------   -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification No.)



                         2701 Cambridge Court, Suite 300
                          Auburn Hills, Michigan 48326
             ------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:  (248) 340-9090


                                       N/A
             ------------------------------------------------------
         (Former name or former address, if changed since last report.)


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Item 5.  Other Events.

         On August 8, 2002 the Registrant issued a press release, which is attached as Exhibit 99.


Item 7.  Exhibits.


Exhibit
Number.

   99    Press release dated August 8, 2002.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           CHAMPION ENTERPRISES, INC.

                                           /s/ Anthony S. Cleberg
                                           -----------------------------
                                           Anthony S. Cleberg,
                                           Executive Vice President and
                                           Chief Financial Officer


Date:    August 8, 2002



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                                INDEX TO EXHIBITS



Exhibit No.                Description
-----------                -----------
      99                   Press release dated August 8, 2002